                                                                   EXHIBIT 10.12

                                                                  EXECUTION COPY


                             OMNIBUS AMENDMENT NO. 1
                                  (LPAC Corp.)


         THIS OMNIBUS AMENDMENT NO. 1 (this "Amendment"), dated as of January 31, 2003, is entered into, by and among LENNOX INDUSTRIES INC., an Iowa corporation, ("Lennox" or the "Master Servicer"), HEATCRAFT INC., a Mississippi corporation ("Heatcraft"), ARMSTRONG AIR CONDITIONING INC., an Ohio Corporation ("Armstrong"), ADVANCED DISTRIBUTOR PRODUCTS LLC, a Delaware limited liability company ("Advanced Distributor"), HEATCRAFT REFRIGERATION PRODUCTS LLC, a Delaware limited liability company ("Heatcraft Refrigeration"; and together with Advanced Distributor, the "Additional Sellers"), LPAC CORP., a Delaware corporation ("LPAC" or the "Company"), BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation ("Blue Ridge") and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association ("Wachovia" or the "Administrative Agent"). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Document (as defined below).

         WHEREAS, Lennox, Heatcraft, Armstrong and LPAC entered into that certain Purchase and Sale Agreement, dated as of June 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "Sale Agreement"); and

         WHEREAS, LPAC, Lennox, Blue Ridge and Wachovia entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of March 23, 2001 (as amended, supplemented or otherwise modified from time to time, the "Purchase Agreement", and together with the Sale Agreement, the "Operative Documents"); and

         WHEREAS, Heatcraft is a Seller under the Sale Agreement;

         WHEREAS, Heatcraft is transferring its receivables to Advanced Distributor and Heatcraft Refrigeration;

         WHEREAS, the parties to the Sale Agreement desire to amend the Sale Agreement to reflect the addition of Advanced Distributor and Heatcraft Refrigeration as Sellers and the removal of Heatcraft as a Seller under the Sale Agreement; and

         WHEREAS, the parties hereto desire to make other modifications to the Operative Documents as set forth herein.

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

         SECTION 1.1 ADDITION AND REMOVAL OF SELLERS.

         (a) Removal of Heatcraft.

         Heatcraft desires to withdraw, and terminate its rights and obligations to sell Receivables, Related Rights and the proceeds thereof, as a Seller under the Sale Agreement.

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As of the Effective Date, the parties hereto agree that Heatcraft will no longer sell, transfer, absolutely assign, set over or convey Receivables, Related
Rights and the proceeds thereof to the Company under the Sale Agreement. The withdrawal of Heatcraft does not affect the Receivables, Related Rights and the proceeds thereof that were transferred and assigned by Heatcraft prior to the Effective Date. The Company will retain as its property the Receivables, Related Rights and proceeds thereof that were previously transferred by Heatcraft to it. As of the Effective Date, the Sale Agreement shall cease to constitute a continuing obligation of Heatcraft from and after the Effective Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made by Heatcraft pursuant to Article V, Article
VIII and the provisions of Section 10.4 shall be continuing and shall survive any termination of the Sale Agreement, with respect to Heatcraft.

         (b) Addition of Sellers.

         Each of the Additional Sellers desires to become a Seller under the Sale Agreement and assume the rights and obligations of a Seller under the Sale Agreement. Effective as of the Effective Date, each Additional Seller agrees to sell, assign and transfer, and does hereby sell, assign and transfer to the Company, and the Company agrees to purchase and does hereby purchase from such Additional Seller, all of such Additional Seller's right, title and interest in and to the Receivables, Related Rights and the proceeds thereof. Each Additional Seller hereby assumes all of the rights and obligations of a Seller under the Sale Agreement and agrees to be bound by all of the provisions of the Operative Documents applicable to it and agrees that it shall on the Effective Date become
(A) in the case of the Sale Agreement, a Seller, and (B) in the case of the Purchase Agreement, a subservicer for all purposes of the Sale Agreement and the Purchase Agreement, respectively, to the same extent as if originally a party thereto.

         SECTION 1.2 AMENDMENTS TO SALE AGREEMENT.

         (a) The first sentence of Section 5.1(a) of the Sale Agreement is hereby amended and restated in its entirety to read as follows:

         "Its jurisdiction of organization is correctly set forth on Schedule 5.1(a) to this Agreement."

         (b) Exhibit C referred to in, and attached to the Sale Agreement is hereby deleted and replaced in its entirety with the revised Exhibit C attached hereto.

         (c) A new Schedule 5.1(a) attached hereto is hereby added to the Sale Agreement.

         (d) Schedule 5.1(n) referred to in, and attached to, the Sale Agreement, is hereby deleted and replaced in its entirety with the revised
Schedule 5.1(n) attached hereto.

         (e) Schedule 10.2 referred to in, and attached to, the Sale Agreement, is hereby deleted and replaced in its entirety with the revised Schedule 10.2 attached hereto.

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


         SECTION 1.3 AMENDMENTS TO PURCHASE AGREEMENT.

         (a) Section 1.1 of the Agreement is hereby amended by replacing the number "$190,000,000" where it appears in the sixth line therein with the number "$170,000,000".

         (b) Section 6.1(o) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "(o) Lockbox Accounts. The names, addresses and jurisdictions of organization of all the Lockbox Banks, together with the account numbers of the Lockbox Accounts of the Seller at each Lockbox Bank and the post office box numbers of the lockboxes, are listed on Schedule 6.1(o). The Seller has not granted any Person, other than the Administrative Agent as contemplated by this Agreement, dominion and control of any lockbox or Lockbox Account, or the right to take dominion and control of any such lockbox or Lockbox Account at a future time upon the occurrence of a future event."

         (c) Section 6.1(u) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  "(u) Ownership of the Seller. Collectively, the Originators own 100% of the issued and outstanding capital stock of the Seller, free and clear of any Lien. Such capital stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of the Seller."

         (d) Appendix A of the Purchase Agreement is hereby amended as follows:

                  (i) The definition of "Credit and Collection Policy" is hereby amended and restated in its entirety to read as follows:

                  "Credit and Collection Policy: Collectively, those credit and collection policies and practices of the Originators and Master Servicer relating to Contracts and Receivables as in effect on the date hereof and attached hereto as Exhibit C-1, C-2, C-3, and C-4, as the same may hereafter be modified from time to time in accordance with
         Section 7.3(c)."

                  (ii) The definition of "Originator" is hereby amended and restated in its entirety to read as follows:

                  "Originator: Each of Lennox, Advanced Distributor Products LLC, Armstrong, Heatcraft Refrigeration Products, LLC and any other Person who is a seller under the Sale Agreement."

         (e) Schedule 6.1(i) referred to in, and attached to, the Purchase Agreement, is hereby deleted and replaced in its entirety with the revised
Schedule 6.1(i) attached hereto.

         (f) Schedule 6.1(n) referred to in, and attached to, the Purchase Agreement, is hereby deleted and replaced in its entirety with the revised
Schedule 6.1(n) attached hereto.


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

         (g) Schedule 6.1(o) referred to in, and attached to, the Purchase Agreement, is hereby deleted and replaced in its entirety with the revised
Schedule 6.1(o) attached hereto.

         (h) Exhibit C-2 referred to in, and attached to, the Purchase Agreement, is hereby deleted and replaced in its entirety with the revised Exhibit C-2 attached hereto.

         (i) New Exhibit C-4 attached hereto are hereby added to the Purchase Agreement.

         SECTION 1.4 CONDITIONS TO EFFECTIVENESS.

         This Amendment shall become effective as of December 31, 2002 on the date (the "Effective Date") on which each of the following conditions precedent shall have been satisfied:

         (a) Amendment. The Administrative Agent and Blue Ridge shall have received multiple counterparts, as requested, of this Amendment, executed and delivered by a duly authorized officer of each party hereto.

         (b) Initial Seller Notes. The Administrative Agent and Blue Ridge shall have received evidence that the Initial Seller Notes, in the form of Exhibit B to the Sale Agreement have been duly executed and delivered by an authorized officer of the Company in favor of each Additional Seller.

         (c) Information Package. The Administrative Agent and Blue Ridge shall have received an Information Package in the form of Exhibit 3.1(a) of the Purchase Agreement, prepared as of the Cut-Off Date of December 9, 2002.

         (d) Stock Certificate. The Company and the Administrative Agent shall have received evidence that (i) each Additional Seller that has an ownership interest in the Company has entered into (A) a Stock Purchase Agreement substantially the same as the Stock Purchase Agreement, dated as of June 19, 2000 by and among the Company, Lennox and Heatcraft (the "Stock Purchase Agreement" with respect to the issuance by the Company of its preferred stock or
(ii) a supplement to the Stock Purchase Agreement which would make such Additional Seller a party thereto as a purchaser of such preferred stock and
(ii) the Stock Certificate issued in favor of Heatcraft evidencing its ownership of the Company has been transferred to [each Additional Seller].

         (e) Lockbox Agreements. The Administrative Agent and Blue Ridge shall have received executed copies of Lockbox Agreements for each lockbox and Lockbox Account related to the Receivables of each Additional Seller.

         (f) Corporate Documents and Authority. The Administrative Agent and Blue Ridge shall have received each of the following:

                  (i) Copy of the Resolutions of the Board of Directors of each Additional Seller certified by its Secretary authorizing such Person's execution, delivery and performance of this Amendment and the other documents to be delivered by it hereunder.

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                  (ii) Certificate of Formation of each Additional Seller
         certified by the Secretary of State of its jurisdiction of organization on or within thirty (30) days prior to the Effective Date.

                  (iii) Good Standing Certificates for each Additional Seller dated on or within thirty (30) days prior to the Effective Date and issued by the Secretary of State of its state of organization and each jurisdiction where it has material operations, each of which is listed below:

                  (A) Advanced Distributor:

                  (B) Heatcraft Refrigeration:

                  (iv) A certificate of the Secretary of each Additional Seller certifying (i) the names and signatures of the officers authorized on its behalf to execute this Amendment and any other documents to be delivered by it hereunder and (ii) a copy of such Person's Limited Liability Company Agreement.

         (g) Pre-filing state and federal tax lien, judgment lien and UCC lien searches dated on or within thirty (30) days of the Effective Date against each Additional Seller from the following jurisdictions:

                  (A) Advanced Distributor:

                  (B) Heatcraft Refrigeration:

         (h) Time stamped receipt copies of proper financing statements, duly filed under the UCC on or before the Effective Date in all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by the Operative Documents.

         (i) Time stamped receipt copies of proper UCC termination statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Rights previously granted by any Additional Seller, Heatcraft or the Seller.

         (j) A favorable opinion of Locke Liddell & Sapp LLP, counsel to the Additional Sellers, the Master Servicer and the Company, as to:

                  (i) the existence of a "true sale" of the Receivables from the Originators to the Company under the Sale Agreement;

                  (ii) the inapplicability of the doctrine of substantive consolidation to the Company and the Originators in connection with any bankruptcy proceeding involving the Originators or the Company;

                  (iii) the creation of a first priority perfected security interest in favor of the Administrative Agent for the benefit of the Secured Parties in (1) all the Pool Receivables and Related Assets (and including specifically any undivided interest therein retained by the Company under the Purchase Agreement), the Sale Agreement and other Transaction Documents and (2) all proceeds of any of the foregoing;

                  (iv) due authorization, execution, delivery, enforceability and other corporate matters with respect to each Additional Seller, the Master Servicer and the Company; and

                  (v) such other matters as the Administrative Agent, acting on behalf of the Purchaser, may reasonably request.

         (k) Certification as to Legend. A certificate from an officer of each Additional Seller to the effect that the Master Servicer and such Seller have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on subsequent, summary master control data processing reports the following legend (or the substantive equivalent thereof):
"THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO LPAC CORP. PURSUANT TO A PURCHASE AND SALE AGREEMENT, DATED AS OF JUNE 19, 2000, AS AMENDED FROM TIME TO TIME, BETWEEN THE SELLERS AND LPAC CORP.; AND AN OWNERSHIP AND SECURITY INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED AND ASSIGNED TO BLUE RIDGE ASSET FUNDING CORPORATION, PURSUANT TO AN AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, DATED AS OF MARCH 23, 2001, AMONG LPAC CORP., BLUE RIDGE ASSET FUNDING CORPORATION, LENNOX INDUSTRIES INC. AND WACHOVIA BANK, NATIONAL ASSOCIATION, AS THE ADMINISTRATIVE AGENT."

         (l) Other Information. The Additional Sellers and the Company shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments, as the Agent may reasonably request.

         SECTION 1.5 OPERATIVE DOCUMENTS IN FULL FORCE AND EFFECT AS AMENDED.

         Except as specifically amended hereby, the Operative Documents shall remain in full force and effect. All references to any Operative Document shall be deemed to mean the relevant Operative Document as modified hereby. This Amendment shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

         SECTION 1.6 MISCELLANEOUS.

         (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of a signature page to this Amendment.

         (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         (c) This Amendment may not be amended or otherwise modified except as provided in the Operative Documents.

         (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).


                  [Remainder of Page Intentionally Left Blank.]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            LPAC CORP.

                                            By:
                                               ------------------------------
                                            Name:
                                                 ----------------------------
                                            Title:
                                                  ---------------------------


                                            LENNOX INDUSTRIES INC.

                                            By:
                                               ------------------------------
                                            Name:
                                                 ----------------------------
                                            Title:
                                                  ---------------------------


                                            ADVANCED DISTRIBUTOR PRODUCTS LLC

                                            By:
                                               ------------------------------
                                            Name:
                                                 ----------------------------
                                            Title:
                                                  ---------------------------


                                            ARMSTRONG AIR CONDITIONING INC.

                                            By:
                                               ------------------------------
                                            Name:
                                                 ----------------------------
                                            Title:
                                                  ---------------------------


                                            HEATCRAFT INC.

                                            By:
                                               ------------------------------
                                            Name:
                                                 ----------------------------
                                            Title:
                                                  ---------------------------


                        [additional signatures to follow]

                                            HEATCRAFT REFRIGERATION
                                            PRODUCTS LLC

                                            By:
                                               ------------------------------
                                            Name:
                                                 ----------------------------
                                            Title:
                                                  ---------------------------



                        [additional signatures to follow]

                                      BLUE RIDGE ASSET FUNDING CORPORATION

                                      By:  Wachovia Bank, National Association,
                                      as Attorney-in-Fact


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------


                                      WACHOVIA BANK, NATIONAL ASSOCIATION


                                      By:
                                         -------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------


                               [end of signatures]